Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

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Supplement dated November 29, 2012

To

Prospectus dated April 27, 2012

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This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 27, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

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This supplement amends the Prospectus as follows:

The information contained in this supplement, together with the supplement dated November 21, 2012, supersedes the supplement dated October 25, 2012 in its entirety.

The section captioned “Suitability Standards” is amended by replacing the entire paragraph thereunder designated “Kansas” with the following:

Kansas – It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this investment and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

The section captioned “Suitability Standards” is amended by adding the following as a new paragraph thereunder immediately preceding the paragraph designated “California”:

Alabama – Alabama residents may not invest more than 10% of their liquid net worth in us and in other business development companies.